                                                                    Exhibit 10.1

                                FIFTH AMENDMENT


        FIFTH AMENDMENT (this "Amendment") dated as of January 31, 1994 to the
                               ---------

Credit Agreement dated as of January 9, 1991 (as amended, modified, waived or otherwise supplemented from time to time, the "Credit Agreement"), among DAIRY
                                               ----------------
MART CONVENIENCE STORES, INC., a Delaware corporation (the "Company"), the
                                                            -------
several banks, including Chemical Bank, as successor by merger with Manufacturers Hanover Trust Company ("Chemical"), Fleet Bank, National
                                      --------
Association, as assignee of the New Connecticut Bank & Trust Company, N.A. ("Fleet"), and PNC Bank, Kentucky, Inc., formerly known as Citizens Fidelity
  -----
Bank and Trust Company ("PNC Kentucky"), and other financial institutions from
                         ------------
time to time parties to this Agreement (the "Banks") and Chemical, as agent for
                                             -----
the Banks hereunder (in such capacity, the "Agent").
                                            -----


                             W I T N E S S E T H :
                             - - - - - - - - - -


        WHEREAS, the Company has requested and the Agent and the Banks have agreed to amend certain provisions of the Credit Agreement in the manner provided below;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        SECTION 1. Defined Terms.  As used in this Amendment, terms defined in
                   -------------
the preamble hereof and the recitals hereto are used herein as so defined and, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

        SECTION 2. Amendment to Subsection 6.7 (e).  Clause (e) of subsection 6.
                   -------------------------------
7 is hereby amended by inserting, on the last line thereof immediately prior to the semi-colon, the following:

    "(net of all reimbursements which have been, or are reasonably anticipated to be, made to the Company or its Subsidiaries in respect of such amounts)".

        SECTION 3. Amendment to Subsection 7.4 (b).  Clause (b) of subsection 7.
                   -------------------------------
4 is hereby amended by increasing the amount stated on the seventh line thereof from "$12,000,000" to "$15,000,000".

        SECTION 4.  Amendment to Subsection 8 (j).  Clause (j) of Section 8 is
                    -----------------------------
hereby amended by inserting, on the last line thereof immediately prior to the semi-colon, the following:

   "(net of all reimbursements which have been, or are reasonably anticipated to be, made to the Company or its Subsidiaries in respect of such amounts)".

        SECTION 5. Representations and Warranties.  After giving effect to this
                   ------------------------------
Amendment, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement as if made on and as of the date hereof, provided that such representations and
                                      --------
warranties shall and hereby are amended so that all references in such Section 4 to "this Agreement" shall be deemed to refer both to the Credit Agreement as amended by this Admendment and to this Amendment.

        SECTION 6. Conditions to Effectiveness.  This Amendment shall become
                   ---------------------------
effective upon receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Company, each Designated Subsidiary and the Banks.

        SECTION 7. Miscellaneous.  Except as expressly amended herein, the
                   -------------
Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to consititute one and the same instrument. The Company agrees to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Agent. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their properly and duly authorized officers as of the day and year first above written.

                                        DAIRY MART CONVENIENCE STORES, INC.


                                        By: /s/ Gregory G. Landry
                                            --------------------------------
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT

                                        CHEMICAL BANK, as Agent and as a Bank


                                        By:________________________________
                                           Title:

                                        FLEET BANK, NATIONAL ASSOCIATION


                                        By:________________________________
                                           Title:

                                        PNC BANK, KENTUCKY, INC.


                                        By:________________________________
                                           Title:

                Each of the undersigned Designated Subsidiaries hereby acknowledges the provisions of the foregoing Fifth Amendment and consents thereto:

                                        CONNA CORPORATION


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        THE LAWSON COMPANY


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        DAIRY MART FARMS, INC.


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        DAIRY MART EAST, INC.


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        DAIRY MART, INC.


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        FINANCIAL OPPORTUNITIES, INC.


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        REMOTE SERVICES, INC.


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        CONVENIENT INDUSTRIES OF AMERICA, INC.


                                        By: /s/ Gregory G. Landry
                                            _______________________________
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT

                                        CIA FOOD MARTS, INC.


                                        By: /s/ Gregory G. Landry
                                            -------------------------------
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT
                                        QUIK SHOPS, INC.


                                        By: /s/ Gregory G. Landry
                                            -------------------------------
                                            Title: GREGORY G. LANDRY
                                                   EXECUTIVE VICE PRESIDENT